Taxes on Income	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
TAXES ON INCOME

NOTE 16:- TAXES ON INCOME

a.	General:

Israeli tax rate:

b.

The Corporate tax rate in Israel relevant to the Company in 2019, 2020 and 2021 - 23%.

A company is taxable on its real (non-inflationary) capital gains at the corporate tax rate in the year of sale.

United States:

The Company’s subsidiaries are separately taxed under the U.S. tax laws at a corporate rate of 21%.

b.	Loss before income taxes:

The following are the domestic and foreign components of the Company’s loss before income taxes:

	Year ended December 31,
	2021	2020	2019

Domestic	$(58,092)	$(15,625)	$(25,607)
Foreign	-	-	-

Total	$(58,092)	$(15,625)	$(25,607)

c.	Taxes on income:

The reconciliation of the income tax benefit that would result from applying the Israeli statutory tax rate to the Company’s reported income tax (benefit) is as follows:

	Year ended December 31,
	2021	2020	2019

Loss before income taxes, as reported in the consolidated statements of operations	$58,092	$15,625	$25,607
Statutory tax rate	23%	23%	23%

Income tax benefit at statutory tax rate	$(13,361)	$(3,594)	$(5,890)
Non-deductible expenses	6,096	358	156
Remeasurement of deferred taxes from currency exchange	209	(1,093)	(444)
Change in valuation allowance	7,023	4,316	6,162
Effect of other non-deductible differences	33	13	16

Reported income taxes benefit	$-	$-	$-

d.	Net operating loss carryforward:

As of December 31, 2021, the Company had a net operating loss carryforward for Israeli tax purposes of approximately $70,612. These net operating loss carryforwards can be carried forward and offset against taxable income indefinitely.

e.	Deferred tax assets and liabilities:

Deferred tax assets and liabilities are recognized for the tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and for carryforwards.

The principal components of the Company’s deferred tax assets are as follows:

	December 31
	2021	2020
Deferred tax assets:
Net operating loss carry forwards	$16,241	$11,201
Research and development	5,165	3,394
Employees and payroll accrual	365	176
Property and equipment	61	38

Total deferred tax assets	21,832	14,809

Valuation allowance	(21,832)	(14,809)

Deferred tax assets, net of valuation allowance	$-	$-

Based on the available evidence, management believes that it is more likely than not that certain of its deferred tax assets relating to net operating loss carryforwards and other temporary differences in Israel will not be realized and accordingly, a valuation allowance has been provided.

f.	Tax assessments:

The Company has not received final tax assessments since its incorporation.

g.	Unrecognized Tax Benefits:

As of December 31, 2021, 2020 and 2019, the Company did not have any unrecognized tax benefits and does not expect that the amount of unrecognized tax benefits will change significantly within the next 12 months. The Company’s accounting policy is to accrue interest and penalties related to an underpayment of income taxes as a component of income tax expense.